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EXHIBIT 32.1

                         GLOBAL BEVERAGE SOLUTIONS, INC.
              FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007
      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jerry Pearring, certify that:

    1. I am the President, chief executive officer and chief financial officer of Global Beverage Solutions, Inc.
    2. Attached to this certification is Form 10-K for the fiscal year ended December 31, 2007, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.
    3. I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         o The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and
         o The information in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.


Date:  April 11, 2008                           /s/ Jerry Pearring
                                                --------------------------------
                                                President, CEO and CFO
                                                (Principal Executive Officer and
                                                Principal Financial Officer)